U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 7, 2010
AMB PROPERTY CORPORATION
AMB PROPERTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (AMB Property Corporation) Delaware (AMB Property, L.P.)	001-13545 (AMB Property Corporation) 001-14245 (AMB Property, L.P.)	94-3281941 (AMB Property Corporation) 94-3285362 (AMB Property, L.P.)

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.
On April 7, 2010, we entered into an underwriting agreement with Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto, in connection with the offer and sale by us of 15,800,000 shares of our common stock, par value $0.01 per share, at a price of $27.50 per share. We have granted the underwriters an option to purchase up to 2,370,000 additional shares of our common stock to cover over-allotments. We expect to receive net proceeds from this offering of approximately $416.4 million after deducting underwriting discounts and commissions and estimated transaction expenses payable by us of approximately $18.1 million (or approximately $479.0 million if the underwriters exercise their over-allotment in full). The shares are being offered and sold under a prospectus supplement and related prospectus filed with the U.S. Securities and Exchange Commission pursuant to our shelf registration statement on Form S-3 (File No. 333-153379). The offering is scheduled to close on April 12, 2010, subject to specified closing conditions. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In connection with the filing of the underwriting agreement, we are filing as Exhibit 5.1 hereto an opinion of our counsel, Ballard Spahr LLP, regarding certain Maryland law issues.
On April 7, 2010, we issued a press release entitled “AMB Property Corporation Announces Pricing of Common Stock Offering,” a copy of which is filed as an exhibit to and incorporated by reference into this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit
Number	Description
1.1
Underwriting Agreement, dated April 7, 2010, by and among AMB Property Corporation, AMB Property, L.P. and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of Ballard Spahr LLP dated April 7, 2010.

99.1	AMB Property Corporation Press Release dated April 7, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation
(Registrant)
Date: April 7, 2010	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P.
(Registrant)
By:	AMB Property Corporation, Its general partner

Date: April 7, 2010	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary
Exhibits

Exhibit
Number	Description
1.1
Underwriting Agreement, dated April 7, 2010, by and among AMB Property Corporation, AMB Property, L.P. and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of Ballard Spahr LLP dated April 7, 2010.

99.1	AMB Property Corporation Press Release dated April 7, 2010.